                                                                   EXHIBIT 10.15

                     1999 NON-QUALIFIED STOCK OPTION PLAN OF
                          WOMEN FIRST HEALTHCARE, INC.

                Women First HealthCare, Inc., a Delaware corporation (the "Company"), has adopted The 1999 Non-Qualified Stock Option Plan of Women First HealthCare, Inc. (the "Plan") for the benefit of its eligible employees and consultants.

                The purposes of this Plan are as follows:

                (1) To provide an additional incentive for eligible key Associates (as defined below) and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

                (2) To enable the Company to obtain and retain the services of eligible key Associates and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                (3) To provide a material inducement to eligible key Associates to become employees of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

                1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

                1.2 Associate. "Associate" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                1.3 Award Limit. "Award Limit" shall mean one hundred thousand (100,000) shares of Common Stock, as adjusted pursuant to Section 7.3.

                1.4 Board. "Board" shall mean the Board of Directors of the Company.

                1.5 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (b) there is a change in the composition of the Board over a two consecutive year period so that individuals who were Directors at the beginning of that period no longer constitute a majority of the Board (unless the election or nomination of each new Director was approved by at least two-thirds of the Directors who had been directors at the beginning of the period and who were still in office at the time of the election or nomination).

                1.6 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                1.7 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 6.1.

                1.8 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

                1.9 Company. "Company" shall mean Women First HealthCare, Inc., a Delaware corporation.

                1.10 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

                (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

                1.11 Director. "Director" shall mean a member of the Board.

                1.12 Disability. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her employment or consultant duties, or (ii) the absence of such Optionee from his or her employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of six (6) months during any twelve

(12) month period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by the Committee.

                1.13 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                1.14 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be: (i) the closing sale price of a share of Common Stock on the principal exchange on which the Common Stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if the Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Common Stock is then quoted on the Nasdaq National Market or the Nasdaq SmallCap Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the Common Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Common Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock established by the Committee acting in good faith.

                1.15 Independent Director. "Independent Director" shall mean a member of the Board who is not an Associate of the Company.

                1.16 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean a stock option which does not constitute an "incentive stock option" under Section 422 of the Code.

                1.17 Officer. "Officer" shall mean a President, Secretary, Treasurer, Chairman of the Board, Vice President, Assistant Secretary or Assistant Treasurer of the Company, as such positions are described in the Company's Bylaws, or any other person designated an "officer" of the Company by the Board of Directors in accordance with the Company's Bylaws.

                1.18 Option. "Option" shall mean a Non-Qualified Stock Option granted under Article III of this Plan. All Options granted under this Plan shall be Non-Qualified Stock Options.

                1.19 Optionee. "Optionee" shall mean an Associate or consultant granted an Option under this Plan.

                1.20 Plan. "Plan" shall mean The 1999 Non-Qualified Stock Option Plan of Women First HealthCare, Inc.

                1.21 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                1.22 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                1.23 Subsidiary. "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any partnership or limited liability company in which the Company (A) directly or indirectly holds a managing partner or managing member interest or (B) is entitled to 50 percent or more of the profits or assets upon dissolution.

                1.24 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, Disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                1.25 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Associate's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

                2.1 Shares Subject to Plan.

                (a) The shares of stock subject to Options granted under the Plan shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options shall not exceed two hundred fifty thousand 250,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

                (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit.

                2.2 Unexercised Options and Other Rights. If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

                3.1 Eligibility. Only the following classes of persons shall be eligible to receive grants of Options under this Plan: (i) except as provided in
(ii) below, key Associates who are not Officers or Directors of the Company,
(ii) newly hired Associates (including Associates who will become Officers or Directors of the Company) and who have not previously been employed by the Company and with respect to whom Options are to be granted as an inducement essential to such Associates' entering into employment contracts with the Company; and (iii) consultants who are not Officers or Directors of the Company.

                3.2 Non-Qualified Options. No Option granted under this Plan shall constitute an "incentive stock option" under Section 422 of the Code.

                3.3 Granting of Options.

                (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                        (i) Determine which eligible Associates are key Associates and select from among the key Associates and consultants such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Associates and consultants;

                        (iii) Determine the terms and conditions of such Options, consistent with this Plan.

                (b) Upon the selection of a key Associate or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Associate or consultant that the Associate or consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option.



                                   ARTICLE IV.
                                TERMS OF OPTIONS

                4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                4.3 Option Term. The term of each Option shall be ten (10) years unless otherwise set by the Committee in its discretion; provided, however, that such term shall not be more than ten (10) years from the date the Option is granted. Notwithstanding anything contained herein, unless the Committee provides otherwise pursuant to the terms of the Option, if an Option (or portion thereof) is not exercisable solely by reason of Section 4.4(c) on the date on which such Option would otherwise terminate pursuant to the terms of such Option, such Option (or portion thereof) shall not terminate until three (3) months after such Option (or portion thereof) thereafter ceases to be subject to Section 4.4(c).

                4.4 Option Vesting.

                (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

                (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

                (c) Notwithstanding anything contained herein, no Option (or portion thereof) shall be exercisable by any person to the extent that the Company's federal income tax deduction with respect to the exercise of such Option (or portion thereof) would be subject to disallowance pursuant to Section 162(m) of the Code, or any successor thereto.

                4.5 Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for) the Company or any Subsidiary for a period of at least one year after the Option is granted (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of (or to consult for) the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

                5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

                (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                (c) In the event that the Option shall be exercised pursuant to
Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee (which, in the case of shares of Common Stock acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of delivery), duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable withholding or other employment taxes; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

                                   ARTICLE VI.
                                 ADMINISTRATION

                6.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" (as defined by Rule 16b-3). Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any grant of

Options under this Plan need not be the same with respect to each Optionee. The Committee may delegate to one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are not "officers" within the meaning of Rule 16b-3 promulgated under the Exchange Act. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

                6.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

                7.1 Not Transferable.

                (a) No Option under this Plan may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Option has been exercised, the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                (b) During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless the Option has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

                7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. No amendment, suspension or termination of this Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Options theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of this Plan.

                7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

                        (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                        (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                        (iii) the grant or exercise price with respect to any Option.

                (b) Upon a Corporate Transaction or Change in Control, all Options outstanding under the Plan shall be fully vested and exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
Section 4.4 or (ii) the provisions of any such Option; provided that the Committee may offer Optionees the right to exchange their vested

Options for fully vested and exercisable options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

                (c) In the event of any transaction or event (other than a Corporate Transaction) described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one (1) or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                        (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                        (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                        (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

                (d) Subject to Section 7.6, the Committee may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

                7.4 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to satisfy withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise of an Option that number of shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the shares of Common Stock to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have shares of Common Stock withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable.

                7.5 Loans. The Committee may, in its discretion, extend one or more loans to key Associates or consultants in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                7.6 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                7.7 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Associates, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

                7.8 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                7.9 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                7.10 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.